UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

-

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, Florida 34103

September 23, 2022

Dear Stockholders:

We cordially invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on October 28, 2022, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/ENVB2022. In light of the ongoing developments related to the novel coronavirus, the Company has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote and view the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022 and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. To register and receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Stockholders Meeting and proxy statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of September 14, 2022.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock or preferred stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-851-2468 (stockholders) and 646-854-7795 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By	order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, PhD
Chief Executive Officer

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ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

Notice of Annual Meeting of Stockholders

To Be Held on October 28, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (the “Company”), will be held on October 28, 2022, at 10:00 a.m. Eastern Time via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online and vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022 during the meeting. Only stockholders of record of our common stock or preferred stock on September 14, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	The election of seven directors, to serve until the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”); and

3.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR each of the board of directors’ seven nominees that are standing for election to the board of directors (Proposal 1), FOR the Say-on-Pay Proposal (Proposal 2), and FOR the Auditor Ratification Proposal (Proposal 3).

The Board has fixed the close of business on September 14, 2022 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Annual Meeting and online during the Annual Meeting.

Your vote at the annual meeting is important.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

On behalf of our entire Board of Directors, we thank you for your continued support.

	By	order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
September 23, 2022

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ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, FL 34103

Proxy Statement

for

Annual Meeting of Stockholders

To Be Held on October 28, 2022

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc. (formerly known as Ameri Holdings, Inc.), a Delaware corporation and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 28, 2022, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held virtually via a live webcast on the Internet on October 28, 2022 at 10:00 a.m. Eastern Time. This proxy statement and accompanying form of proxy are dated September 23, 2022 and are expected to be first sent or given to stockholders along with a copy of our annual report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) on or about September 23, 2022.

If you held shares of our Common Stock at the close of business on September 14, 2022 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/ENVB2022 and if you held shares of our Common Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement applicable to the class of stock which you held.

The executive offices of the Company are located at, and the mailing address of the Company is, 4851 Tamiami Trail N., Suite 200, Naples, FL 34103.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $8,500, plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Important Notice Regarding the Availability of Proxy Materials for the Enveric Biosciences, Inc. 2022 Annual Meeting of Stockholders to be Held on October 28, 2022

The Notice of Annual Meeting of Stockholders and Proxy Statement and 2021 Annual Report are available to stockholders at www.proxyvote.com.

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Questions and Answers About the Annual Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following proposals:

1.	The election of seven directors, to serve until the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”); and

3.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”).

What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on September 14, 2022. The Record Date is established by the Board as required by Delaware law. On the Record Date, 2,078,271 shares of Common Stock were issued and outstanding and entitled to vote.

Who is entitled to vote at the Annual Meeting?

Holders of record of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet.

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What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

When and where is the Annual Meeting and what do I need to be able to attend online?

The Annual Meeting will be held on October 28, 2022, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/ENVB2022. Any stockholder who owns our Common Stock on the Record Date can attend the Annual Meeting online.

You will be able to attend the Annual Meeting online, vote and view the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I cast my vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on October 27, 2022 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on October 27, 2022 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/ENVB2022. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Annual Meeting.

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By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, our Chief Executive Officer to serve as the proxies for the Annual Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern Time on October 27, 2022. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Annual Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Annual Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on October 27, 2022 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you access the website);

(2)	By toll-free telephone at 1-800-454-8683, until 11:59 p.m. Eastern Time on October 27, 2022 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you call);

(3)	By completing, signing, dating and mailing your voting instruction form in the postage-paid envelope provided to you; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/ENVB2022. You will need your 16-digit shareholder control number, which can be found on your voting instruction form, in hand when you vote online during the Annual Meeting.

In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares with respect to the Auditor Ratification Proposal. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The Auditor Ratification Proposal is considered a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 3 (Auditor Ratification Proposal). A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against Proposal 3 (Auditor Ratification Proposal). The Election of Directors and the Say-on-Pay Proposal are not considered routine matters. Accordingly, your broker, bank or other nominee does not have discretionary authority to vote your shares with respect to Proposal 1 (Election of Directors) or Proposal 2 (Say-on-Pay Proposal).

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Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees

Proposal 2:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 3:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” all seven director nominees;
●	“FOR” the Say-on-Pay Proposal; and
●	“FOR” the Auditor Ratification Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

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What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of Directors.

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The seven nominees who receive the greatest number of affirmative “FOR” votes of the holders of the Common Stock cast in the Election of Directors at the Annual Meeting will be elected directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2 — Say-on-Pay Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the voting power of the shares present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote cast “AGAINST” the approval of such proposal. Broker non-votes will have no effect on this proposal.

Proposal 3 — Auditor Ratification Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the voting power of the shares present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote cast “AGAINST” the approval of such proposal. The approval of the Auditor Ratification Proposal is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of Common Stock present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposals 2 and 3.

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Broker non-votes will be included in the determination of the number of shares of Common Stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes, to the extent applicable, will have the effect of a vote against Proposal 3. Because your broker will have discretionary voting authority with respect to Proposal 3, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes will have no effect on upon the approval of Proposal 1 and Proposal 2 as broker non-votes are not considered “entitled to vote.”

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Annual Meeting alone will not revoke your proxy.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Annual Meeting and voting via the virtual meeting website. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 4851 Tamiami Trail N., Suite 200, Naples, Florida 34103 a written notice of revocation prior to the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $8,500, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 646-854-7795. Stockholders may call toll free at 1-866-851-2468. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

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Proposal 1:
Election of Directors

Nominees for Election

Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age	Position
George Kegler	65	Director and Chair of the Audit Committee
Douglas Lind, M.D.	62	Director
Bevin O’Neil	45	Director
Frank Pasqualone	66	Director
Marcus Schabacker, M.D., Ph.D.	58	Director and Chair of the Compensation Committee
Joseph Tucker, Ph.D.	54	Chief Executive Officer and Director
Michael D. Webb	64	Director

Our Board has previously fixed the size of the Board to be nine directors. Two of our current directors, David Johnson and Solomon Mayer, will not stand for reelection at the 2022 Annual Meeting. The Board has resolved to reduce the size of the Board from nine directors to seven directors upon the election of directors at the Annual Meeting.

If elected, respectively, these nominees will serve until our 2023 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of the Company Nominees are as follows:

George Kegler has served as a non-employee director of the Company since December 30, 2020. Mr. Kegler was employed by Mallinckrodt Pharmaceuticals from January 2013 to June 2019, serving as the Executive Vice President and Chief Financial Officer, Interim from December 2018 to May 2019, where he had responsibility for the global finance function and was a member of the executive committee, Vice President Finance from November 2016 to November 2018, President Specialty Generics (Interim) and Vice President Finance from July 2016 to October 2016, and Vice President, Finance from January 2013 to June 2016. He has served in various consulting roles since June 2019, which ended in March 2020. Mr. Kegler has 40 years of experience in financial planning and analysis, corporate finance, controllership and business development. Previously Mr. Kegler served as the vice president of commercial finance for various businesses within Mallinckrodt and was also interim president of the company’s specialty generics business. Prior to joining Mallinckrodt, he was the chief financial officer for Convatec a private equity-owned company that was purchased from Bristol-Myers Squibb. He worked in various finance roles within Bristol-Myers Squibb including commercial, International, technical operations, research & development as well as the assistant controller of internal controls. Mr. Kegler holds a bachelor’s degree in accounting from the University of Missouri, an MBA from Saint Louis University and completed the Certified Public Accountant exam in Missouri. Mr. Kegler’s experience as an officer at several companies and extensive knowledge of corporate finance qualify him to be a director of the Company.

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Dr. Douglas Lind has served as a non-employee director of the Company since March 17, 2021. Dr. Lind is a co-founder and Managing Partner, since 2013, at Biomark Capital, a Greenwich, CT-based healthcare venture firm. There, his investment focus has included cellular therapy, medical imaging, peripheral vascular disease, and oncology. Dr. Lind has more than 30 years of experience in a variety of life science related professions, ranging from former practicing physician to senior Wall Street equity research analyst at Morgan Stanley. Dr. Lind is a graduate of the University of Iowa, College of Medicine. He was a practicing physician in Brookline, Massachusetts. He served as an attending physician at St. Elizabeth’s Hospital in Boston, a major teaching affiliate of Tufts University School of Medicine, where he completed his residency training in Internal Medicine. Dr. Lind’s medical background and relevant industry experience qualify him to be a director of the Company.

Bevin O’Neil has served as a non-employee director of the Company since June 13, 2022. Ms. O’Neil has served at ECRI, a nonprofit organization focused on advancing effective, evidenced-based healthcare globally since 2021, first as VP, Strategy and currently as Chief Strategy Officer. Prior to ECRI, O’Neil was the founder and managing partner of Incline GEP from 2014 until 2021. From 2011 to 2013, O’Neil served on the drug access team of Clinton Health Access Initiative (CHAI), responsible for improving sustainable access to pediatric HIV drugs and diagnostics for the developing world utilizing a market-based approach. Earlier in her career, O’Neil was a Principal at Avista Capital Partners, founded by former DLJ Merchant Banking partners. At Avista, O’Neil launched the consumer silo and executed five private equity investments and related tack-on acquisitions in healthcare and consumer, four of which were corporate carve-outs requiring intense operational and infrastructure building. Prior to Avista, O’Neil was a senior manager in business development at Tumi, an Oaktree Capital Management portfolio company. In addition, O’Neil served various roles in the private equity groups of Guggenheim Partners, Oaktree Capital Management, and DLJ Merchant Banking. O’Neil received a BBA from the University of Michigan. Ms. O’Neil’s expertise in business operations and fundraising experience qualify her to be a director of the Company.

Frank Pasqualone has served as a non-employee director of the Company since July 13, 2022. Mr. Pasqualone has served as Senior Vice President, Chief Business Officer of Theravance Biopharma, Inc. since November 2020 and joined Theravance Biopharma as Senior Vice President, Operations in June 2014 in connection with its spin-off from Innoviva. Mr. Pasqualone held the position of Senior Vice President, Operations at Innoviva since January 2014. From 2010 to 2012, he served as President of Intercontinental Region: Latin America, Middle East and Africa and also as President of Southern Europe from 2009 to 2010, at Bristol-Myers Squibb (BMS). Over a 25-year period with BMS, Mr. Pasqualone held senior management positions in the U.S. and globally. In the U.S., he was responsible for the Oncology/Virology business and led the marketing group in the Diabetes business. After leaving Bristol-Myers Squibb and prior to joining Theravance, Mr. Pasqualone was self-employed as a part-time consultant. Mr. Pasqualone holds an M.B.A. from University of Dayton and a B.S. in Marketing from Bowling Green State University in Ohio. Mr. Pasqualone’s relevant industry experience as an officer at several companies qualifies him to be a director of the Company.

Dr. Marcus Schabacker has served as a non-employee director of the Company since December 30, 2020. Since January 2018, Dr. Schabacker has served as president and chief executive officer of the ECRI Institute, a non-profit organization with 500 employees and an operating budget of $80 million focusing on advancing evidenced-based, effective healthcare globally. Prior to joining ECRI, Dr. Schabacker worked at Baxter Healthcare Corporation, serving as corporate vice president and chief scientific officer from July 2015 to May 2017, chairman of the executive quality council from March 2014 to May 2017, Chief Scientific Officer, Medical Products from July 2014 to July 2015, and Vice President, R&D, Medical Products from March 2011 to July 2014. During his clinical years, and his time as an industry thought leader, Dr. Schabacker was focused on patient safety and enhancing patient care. For over a decade Dr. Schabacker has served on numerous boards of small and midsize companies and organizations, providing management with guidance and expertise to strategically accelerate growth and to build successful and sustainable high performing management teams. Dr. Schabacker’s medical background and relevant research and development experience qualify him to be a director of the Company.

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Dr. Joseph. Tucker has served as Chief Executive Officer and a Director of the Company since September 16, 2022. Prior to joining Enveric, Dr. Tucker was the Chief Executive Officer, President and Director of MagicMed Industries, from its founding in May 2020 to September 2021. Dr. Tucker was the Executive Chairman of Willow Biosciences Inc. from March 2014 to March 2020. Dr. Tucker was a founder and Chief Executive Officer of Stem Cell Therapeutics, which he took public on the TSX (TSX: SSS). Trillium Therapeutics (Nasdaq: TRIL, TSX: TRIL) acquired Stem Cell Therapeutics in 2013. Dr. Tucker has also held the position of Co-Founder and Chief Executive Officer of Epimeron Inc., a University of Calgary start-up acquired in the creation of Willow Biosciences Inc. (TSX: WLLW). At Willow, Dr. Tucker served as Executive Chairman and Chief Operating Officer. Prior to founding companies, Dr. Tucker was a healthcare analyst with two investment banks and has also worked in technology commercialization for a university technology transfer office. Dr. Tucker received his Ph.D. in Biochemistry and Molecular Biology from the University of Calgary. Dr. Tucker’s relevant industry experience qualifies him to be a director of the Company.

Michael D. Webb has served as a non-employee director of the Company since June 13, 2022. Mr. Webb is the President and CEO of CXL Ophthalmics, LLC and a member of its board of directors, positions he has held since 2017. He has served as a director at iQure Pharma Inc. since 2022, at GMDx Genomics since 2021, at RIFFIT, Inc. since 2019, at Videokawa since 2018, and at DeuteRx, LLC since 2012. Mr. Webb is also a Principal and IntrinsicBio Life Sciences Consulting LLC, a position he has held since 2016. He has been a founder and CEO of biotechnology companies, taking them from seed round funding through venture financing and NASDAQ IPO. Mr. Webb began his career in Booz, Allen & Hamilton’s Chicago office, specializing in healthcare and life sciences and subsequently at CIBA-Geigy (now Novartis) where has was last a senior vice president. Mr. Webb holds Bachelors degrees in Biochemistry and Economics from the University of Kansas, summa cum laude and an MA in International Relations from Sussex University in the UK. In addition, he holds an MBA degree from Kellogg with a concentration in healthcare management. He is a past Chairman of the Massachusetts Biotechnology Council. Mr. Webb’s relevant industry experience qualifies him to be a director of the Company.

Family Relationships

There are no family relationships between any of our officers or directors.

Vote Required

If a quorum is present and voting, the seven Company Nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will not have any effect on the outcome of the vote.

Board Recommendation

The Board recommends that you vote “FOR” each Company Nominee.

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Corporate Governance

Composition of the Board of Directors

Our amended and restated certificate of incorporation and amended and restated bylaws provide that our Board of Directors will consist of such number of directors as determined from time to time by resolution adopted by the board of directors. The size of the Board of Directors is currently fixed at nine directors. The Board has resolved to reduce the number of directors from nine to seven upon the election of directors at the Annual Meeting. Subject to any rights applicable to any then-outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Stockholders vote to elect directors with a term then expiring each year at our annual meeting.

We have no formal policy regarding board diversity. The Board of Directors believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds. Pursuant to Rules 5605(f) and 5606 of the Nasdaq Listing Rules, we have made our board diversity matrix available on our website at www.enveric.com in the “Corporate Governance” section under “Investors.”

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Corporate Governance Committee of the Board of Directors considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considering include the following:

●	A history illustrating personal and professional integrity and ethics;

●	Independence;

●	Successful business management experience;

●	Public company experience, as officer or board member;

●	Relevant professional experience;

●	Diversity;

●	Educational background.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Nominating and Corporate Governance Committee also considers candidates with relevant non-business experience and training.

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The Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of the board of directors and searches for candidates that fill any current or anticipated future gap. The Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominating and Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of the Company and our stockholders. The Nominating and Corporate Governance Committee does believe it appropriate for at least one, and preferably several, members of the Board of Directors to meet the criteria for an “Audit Committee financial expert” as defined by the rules of the SEC, and that a majority of the members of the Board of Directors meet the definition of an “independent director” under the listing standards of the Nasdaq Stock Market.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of the Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue his or her service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls the Board of Directors and members of management for their recommendations regarding potential new nominees. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates.

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Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best attain success for the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to the Board of Directors. Historically, the Nominating and Corporate Governance Committee has not relied on third-party search firms to identify board candidates. The Nominating and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of the Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominating and Corporate Governance Committee of the Board of Directors; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to the Board of Directors, including addressing the factors that the Board of Directors normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

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Board Leadership Structure

Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate persons. The Board of Directors does not have a policy as to whether the roles of Chairman of the Board and CEO should be separate or combined; however, in the event that they are combined, the independent directors may appoint an independent director to serve in a lead capacity in specific circumstances. The lead independent director would then coordinate the activities of the other non-management directors and perform such other duties and responsibilities as the Board of Directors may determine. Our Board currently believes the division of responsibility between separate individuals serving as Chairman and Chief Executive Officer, respectively, is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board of Directors is to ensure the best possible management structure for the Company at any given time.

Board Meeting Attendance

During the year ended December 31, 2021, the Board held 14 meetings and acted by written consent on seven occasions. We expect our directors to attend board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders.

Director Independence

We are currently listed on the Nasdaq Stock Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, the Board of Directors has determined that Mr. Kegler, Dr. Lind, Ms. O’Neil, Mr. Pasqualone, Dr. Schabacker and Mr. Webb have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meeting, we encourage all of our directors to attend.

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Committees of the Board of Directors

The Board of Directors delegates various responsibilities and authority to different board committees. Committees regularly report on their activities and actions to the full board. Currently, the board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these standing committees operates under a charter that has been approved by the Board of Directors. The current charter of each of these committees is available on our website at www.enveric.com in the “Corporate Governance” section under “Investors.”

The following table sets forth the membership of each of the board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Johnson
George Kegler	Chairman	X	X
Sol Mayer		X	Chairman
Dr. Marcus Schabacker		Chairman	X
Dr. Douglas Lind	X
Bevin O’Neil	X
Frank Pasqualone
Joseph Tucker, Ph.D.
Michael D. Webb

Audit Committee

As of September 23, 2022, the members of our Audit Committee were George Kegler (chairman), Dr. Douglas Lind, and Bevin O’Neil. All members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Kegler qualifies as an “Audit Committee financial expert” as defined in the rules and regulations established by the SEC. The Audit Committee is governed by a written charter approved by the Board of Directors. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

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●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

The Audit Committee met four times during the year ended December 31, 2021.

Compensation Committee

As of September 23, 2022, the members of our Compensation Committee were Dr. Marcus Schabacker (chairman), Sol Mayer and George Kegler. The Board of Directors has determined that Dr. Schabacker, Mr. Mayer and Mr. Kegler are independent in accordance with Nasdaq Rules. The Compensation Committee is governed by a written charter approved by the Board of Directors. The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. Compensation consultants have not been engaged by the Company to recommend or assist in determining the amount or form of compensation for any current executive officers or directors of the Company. The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	Administering our stock incentive plans; and

●	Preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

The Compensation Committee met one time during the year ended December 31, 2021 and acted by written consent on one occasion.

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Nominating and Corporate Governance Committee

As of September 23, 2022, the members of our Nominating and Corporate Governance Committee were Sol Mayer (chairman), Dr. Marcus Schabacker and George Kegler. The Board of Directors has determined that Mr. Mayer, Dr. Schabacker and Mr. Kegler are independent in accordance with Nasdaq Rules. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors. The functions of the Nominating and Corporate Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	Reviewing each director and nominee annually;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the board’s governance principles;

●	Overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;

●	Developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

●	Administering the annual board performance evaluation process.

The Nominating and Corporate Governance Committee met one time during the year ended December 31, 2021.

The Board of Directors’ Role in Risk Oversight

The Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of the Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by the Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Members of the management team report directly to the Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to the full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables the Board of Directors and its committees to effectively carry out its risk oversight role.

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Communications with the Board of Directors

Any stockholder may send correspondence to the Board of Directors, c/o Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103. Our Corporate Secretary will review all correspondence addressed to the Board of Directors, or any individual director, and forward all such communications to the Board of Directors or the appropriate director prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to the Board of Directors that is not forwarded to the Board of Directors and will make such correspondence available to the Board of Directors for its review at the request of any member of the Board of Directors.

Code of Business Conduct and Ethics

We have adopted a Code of Corporate Conduct and Ethics and Whistleblower Policy that applies to our directors, officers, employees and certain persons performing services for us. The Code of Corporate Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Corporate Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Code of Corporate Conduct and Ethics and Whistleblower Policy is available on our website at www.enveric.com in the “Corporate Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Code of Corporate Conduct and Ethics and Whistleblower Policy at the same website address provided above.

Anti-Hedging and Anti-Pledging Policies

Under our Insider Trading Policy, Company personnel, including directors, officers, employees and consultants of the Company, as well as certain family members, other members of a person’s household and entities controlled by Company personnel, are prohibited from engaging in short sales of the Company’s securities, using the Company’s securities to secure a margin or other loan, engaging in transactions in publicly-traded options relating to the Company’s securities, and engaging in similar risk reduction or hedging transactions.

Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominating and Corporate Governance Committee charter and Ethics Codes, are available free of charge on the “Investors” section of our website (www.enveric.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to the Corporate Secretary at Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103.

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Director Term Limits

The ENVB board of directors does not currently have a term limit policy limiting the number of years a director may serve on the Board of Directors.

Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of September 14, 2022, are set forth below. There are no family relationships among our directors and executive officers.

Name	Age	Position(s)
David Johnson	65	Executive Chairman
Joseph Tucker, PhD	54	Chief Executive Officer and Director
Avani Kanubaddi	51	President and Chief Operating Officer
Dr. Bob Dagher	54	Chief Medical Officer
Peter Facchini, PhD	59	Chief Innovation Officer
Robert Dickey*	66	Chief Financial Officer

* Robert Dickey was appointed as the Company’s Chief Financial Officer on an interim basis effective September 9, 2022. Prior to that date, the position of Chief Financial Officer was held by Carter Ward.

David Johnson has served as our Executive Chairman since September 2021. From December 2020 until September 2021, Mr. Johnson served as Chairman and Chief Executive Officer of Enveric. Mr. Johnson also has served on the board of directors and as the Chief Executive Officer of Aquamed Technologies, Inc. since April 2019. Mr. Johnson formerly served on the board of directors and as the President and Chief Executive Officer of Alliqua BioMedical, Inc. from November 2012 until April 2019. Mr. Johnson was formerly President of the ConvaTec Division of Bristol-Myers Squibb, Inc. until 2008 when he orchestrated a sale of the division from its pharmaceutical parent to Avista Capital Partners and Nordic Capital in a deal valued at $4.1 billion. Concurrently, he acquired and integrated the assets of Copenhagen-based Unomedical to expand ConvaTec Inc.’s manufacturing and infrastructure into Europe. From 2008 through 2012, Mr. Johnson served as the Chief Executive Officer of ConvaTec Inc. Prior to his tenure with ConvaTec Inc., Mr. Johnson held several senior positions in the U.S., Europe and Canada with Zimmer Inc., Fisher Scientific, and Baxter Corporation. He served as a member of ConvaTec Inc.’s board of directors and the board of the Advanced Medical Technology Association (AdvaMed), where he chaired the Global Wound Sector Team for four years. Mr. Johnson received an Undergraduate Business Degree in Marketing from the Northern Alberta Institute of Technology in Edmonton, Alberta, Canada, completed the INSEAD Advanced Management Program in Fontainbleau, France, and is a fellow from the Wharton School of the University of Pennsylvania. Mr. Johnson’s extensive experience in the pharmaceutical and biotechnology fields, as well as his executive leadership experience, make him an asset that will serve as a bridge between the board of directors and our executive officers.

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Dr. Joseph. Tucker is a seasoned executive who has built several publicly traded biotechnology companies. Prior to joining Enveric, Dr. Tucker was the Chief Executive Officer, President and Director of MagicMed Industries, from its founding in May 2020 to September 2021. Dr. Tucker was the Executive Chairman of Willow Biosciences Inc. from March 2014 to March 2020. Dr. Tucker was a founder and Chief Executive Officer of Stem Cell Therapeutics, which he took public on the TSX (TSX: SSS). Trillium Therapeutics (Nasdaq: TRIL, TSX: TRIL) acquired Stem Cell Therapeutics in 2013. Dr. Tucker has also held the position of Co-Founder and Chief Executive Officer of Epimeron Inc., a University of Calgary start-up acquired in the creation of Willow Biosciences Inc. (TSX: WLLW). At Willow, Dr. Tucker served as Executive Chairman and Chief Operating Officer. Prior to founding companies, Dr. Tucker was a healthcare analyst with two investment banks and has also worked in technology commercialization for a university technology transfer office. Dr. Tucker received his Ph.D. in Biochemistry and Molecular Biology from the University of Calgary.

Avani Kanubaddi has served as our President since October 2021 and Chief Operating Officer since December 30, 2020. Mr. Kanubaddi is an entrepreneur and business leader who has a passion for health and healing. From September 2019 through December 2020, Mr. Kanubaddi was the President & Chief Operating Officer of NEXGEL, Inc. (“NEXGEL”), an FDA registered, ISO certified advanced hydrogel manufacturer serving the OTC, cosmetic and medical device markets around the world. At NEXGEL, Mr. Kanubaddi led the rebranding, repositioning and overall strategy for the company to accelerate growth and drive innovation. This included rebranding the company as NEXGEL, branding the company’s unique hydrogels, developing a robust white label catalog, architecting an innovation engine to fill the pipeline with new concepts and guiding the company’s first-ever branded product launches. In addition to NEXGEL, since August 2018, Mr. Kanubaddi has also served as the Senior Partner at IQ/EQ Brand Strategy, where he assists companies in developing “go to market” strategies, branding and naming exercises and new product innovation for consumer, medical device and prescription companies. Prior to his consulting career, from February 2007 to September 2019, Mr. Kanubaddi was the Founder and Chief Executive Officer of Welmedix Healthcare, where he developed innovative skin and wound care solutions to improve health and healing with an eye towards whole person wellness. During his tenure, he led the company to develop three unique brands with patented solutions, gaining distribution in over 20,000 retail outlets, including Walmart, Walgreens, CVS and others. After building some of the fastest growing brands in their respective categories, Welmedix sold its leading brands to a private-equity backed healthcare company. Before his entrepreneurial venture, Mr. Kanubaddi began his 25+ year career in the healthcare industry at two leading companies – Wyeth (now Pfizer) and Bristol Myers Squibb’s ConvaTec Division. While working with market leading brands like Centrum, Advil and Chapstick; medical devices and hospital businesses including Aloe Vesta, DuoDerm and Sur-Fit Natura, Mr. Kanubaddi held positions of increasing responsibility across the functional areas of brand management, sales, new product development and new ventures. Mr. Kanubaddi holds an MBA from Columbia Business School and BS in Marketing from Miami University. Mr. Kanubaddi also served on the Board of Directors for the Consumer Healthcare Products Association (CHPA), the leading industry trade group for consumer healthcare in the United States.

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Dr. Bob Dagher has served as our Chief Medical Officer since December 2021. Dr. Dagher has over twenty years of experience in clinical development in the pharmaceutical industry and as a past board-certified physician from the American Board of neurology and psychiatry. He has an extensive therapeutic background concentrated in the neuroscience space which includes a focus on psychotic, affective and anxiety disorders, as well as neuroimmunology, neurodegeneration and movement disorders. Furthermore, Dr. Dagher has supported and driven successful drug development programs from preclinical stages through Phase 4 clinical trials. Following his early experience treating patients in academic and private practice settings, Dr. Dagher started his career in the pharmaceutical industry at GlaxoSmithKline, followed by Sanofi/Genzyme working on neurology, psychiatry, and urology indications. Prior to joining Enveric, Dr. Dagher served as the Chief Medical Officer at WCG MedAvante-ProPhase from December 2019 to December 2021 and Cadent Therapeutics from January 2018 to June 2019. Prior to that, he was Senior Medical Director at LabCorp-Covance from October 2013 to January 2018. In both these organizations, he Dr. Dagher helped forge and develop compelling scientific solutions to match industry challenges and developed innovative programs targeting movement and cognitive disorders. Dr. Dagher brings extensive experience working in the pharmaceutical industry with a focus and passion for drug development for neurological and mental health indications.

Dr. Peter Facchini has served as our Chief Innovation Officer since joining the Company in September 2021. Dr. Facchini has been a Professor of Plant Biochemistry in the Department of Biological Sciences at the University of Calgary since 1995, during which he held the Canada Research Chair in Plant Metabolic Processes Biotechnology, was a Parex Resources Innovation Fellow, and received the 2021 Faculty of Science Innovation Excellence Award. Dr. Facchini co-founded and was the Chief Scientific Officer of Willow Biosciences Inc. and Epimeron Inc. Dr. Facchini was the Chief Scientific Officer at MagicMed Industries Inc. from May 2020 to September 2021. Prior to that, Dr. Facchini was the Chief Scientific Officer of Willow Biosciences from 2014 to 2020. Dr. Facchini has published over 165 scientific papers and co-invented over 45 patents. Dr. Facchini is an international leader in the biochemistry and biotechnology fields of natural product metabolism.

Robert Dickey has served as our Chief Financial Officer since September 9, 2022. Mr. Dickey has served as Managing Director at Foresite Advisors since March 2020 and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Foresite Advisors provides finance support and strategy for life science companies, including CFO advisory, financial analysis, and transactional support/execution for fundraising and M&A. Mr. Dickey has served on the boards of Angiogenex, Inc., a publicly traded biopharmaceutical company, since 2020 and SFA Therapeutics, a privately held developing microbiome-derived therapies, since 2022. He has been on the leadership team of Cell One Partners a strategic consulting services company focused on cell and gene therapy since 2018 and BCI LifeSciences, an advisory firm affiliated with a broker-dealer, since 2021. Mr. Dickey served as a member on the board of directors and audit committee chair at Emmaus Life Sciences, Inc., a publicly traded biopharmaceutical company, from 2018 to 2022 and member on the board of directors of Sanuthera, Inc., a privately held medical device company, from 2013 to 2017. Previously, he was employed as CFO of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. He also was previously employed with several other biotechnology companies, including as the CFO of Tyme Technologies, Inc. from May 2015 to January 2017, the CFO of NeoStem, Inc. from August 2013 to January 2015 and the Senior Vice President of Hemispherx Biopharma, Inc. from November 2008 to August 2013. Prior to that time, among other things, Mr. Dickey served as a Managing Director at Legg Mason Wood Walker, Inc., Senior Vice President at Lehman Brothers and Co-Founder/Partner at The Middle Market Group, an affiliate of Lehman Brothers. He received his undergraduate degree from Princeton University and an M.B.A. from The Wharton School of the University of Pennsylvania.

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Executive Compensation

On July 14, 2022, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of our common stock, at a ratio of one share for fifty shares. All share amounts in this proxy statement have been adjusted to give effect to the Reverse Stock Split.

Role and Authority of Compensation Committee

As of September 23, 2022, the members of our Compensation Committee were Dr. Marcus Schabacker (chairman), Sol Mayer and George Kegler. Our Board of Directors has determined that Dr. Schabacker, Mr. Mayer, Mr. Kegler and Mr. Pasqualone are independent in accordance with Nasdaq rules. The Compensation Committee has the authority to delegate to subcommittees of the Compensation Committee any of the responsibilities of the full committee.

The Compensation Committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board of Directors. The Board of Directors approves all compensation of our executive officers. The Compensation Committee also periodically reviews director compensation.

The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to provide input, analysis, and advice about our compensation programs for executive officers and non-employee directors, including compensation philosophy and design and peer group data. The Compensation Committee selected Meridian as its compensation consultant based on, among other things, Meridian’s reputation and substantial insight and experience with executive compensation programs in our industry. Meridian reported directly to the Compensation Committee and did not perform work for the Company in 2021 except under its engagement by the Compensation Committee.

The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee.

Elements of Executive Compensation

Our executive compensation consists of the following elements:

●	Base Salary

●	Annual Bonus

●	Long-Term Incentives; and

●	Retirement benefits under 401(k) plan and generally available benefit programs.

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Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.

Annual Bonus. Annual bonus payments under our executive employment agreements are based on the discretion of our Board of Directors. We believe that such bonuses provide our executives with an incentive to achieve goals that are aligned with our stockholders’ interests, with the achievement of such goals being measurable in terms of revenue and income or other financial objectives. An executive officer’s failure to achieve measurable performance goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.

Long-Term Incentives. The Compensation Committee has the ability to grant equity instruments to our executives under our 2020 Long-Term Incentive Plan (the “2020 Plan”). The 2020 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards which may be granted singly, in combination or in tandem, and which may be paid in shares of our Common Stock. We believe that our executive compensation program must include long-term incentives such as stock options and restricted stock units if we wish to hire and retain high-level executive talent. We also believe that stock options and restricted stock units help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options and restricted stock units encourages executive retention and the preservation of stockholder value. Finally, we believe that aligning at least a portion of restricted stock units vesting provisions to financial performance measures further aligns executive compensation to stockholder value; if performance targets are not achieved, then the awards do not vest. We base the number of equity units granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.

401(k) and Other Benefits. During 2020, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. During 2020, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation. During 2020, under the 401(k) Plan, at the Company’s discretion, all employees were eligible to receive matching contributions from the Company of (i) 100% of their first 3% of employee contributions and (ii) 50% of the next 2% of employee contributions up to an aggregate maximum of $10,600 per employee, per year, subject to vesting provisions.

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Compensation Risk Assessment. In establishing and reviewing our overall compensation program, the Compensation Committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.

Summary Compensation Table

The following table sets forth total compensation paid to the named executive officers for the years ended December 31, 2021 and 2020, comprised of (i) all individuals who served as our Chief Executive Officer during the 2021 fiscal year, (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer at the end of the 2021 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) up to two most highly compensated former executive officers who were no longer serving as an executive officer at the end of the 2021 fiscal year. The stock awards listed below have been adjusted to give effect to the Reverse Stock Split.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock ($) (1)		Total ($)
David Johnson(2)	2021	250,000		168,750	(3)	6,469,066	(4)	6,887,816
Executive Chairman, Director, and Former Chief Executive Officer	2020	-		200,000	(3)	-		200,000

Joseph Tucker(5)	2021	92,083		159,063	(7)	2,226,992	(8)	2,478,138
Chief Executive Officer and Director	2020	-		-		-		-

Avani Kanubaddi(9)	2021	302,500		144,570	(6)	3,789,523	(10)	4,236,593
President and Chief Operating Officer	2020	-		60,000		-		60,000

Dr. Peter Facchini(11)	2021	68,269	(12)	69,429	(13)	1,566,910	(14)	1,704,608
Chief Innovation Officer	2020	-		-		-		-

Dr. Robert Wilkins(15)	2021	186,211		-		1,541,180	(16)	1,727,391
Former Chief Medical Officer	2020	-		-		-		-

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(1)	Stock compensation consists of Restricted Stock Unit Award (“RSUs”) and Restricted Stock Awards (“RSA’s”). RSUs and RSA’s may contain vesting conditions that include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels or achievement of defined performance milestones, termination of the employee without cause, resignation of the employee for good cause or change in control. Please also note there are no assurances that such vesting conditions will be met and accordingly there are no assurances that any unvested RSUs or RSA’s will become vested prior to being forfeited on the expiration date defined in the relevant award agreements. Furthermore, RSUs require that the recipient’s employment with the Company be terminated, or that a change of control occur, as a prerequisite of conversion of vested restricted stock units into shares of Common Stock. RSA’s have no such condition of termination or change of control as a prerequisite of conversion of vested restricted stock awards into shares of Common Stock.

(2)

Mr. Johnson was appointed Chairman and Chief Executive Officer on December 30, 2020.

Mr. Johnson resigned as Chief Executive Officer and was appointed Executive Chairman of the Board of Directors on September 16, 2021.

(3)	Mr. Johnson’s bonus for 2021 was paid in February 2022. Mr. Johnson’s bonus for 2020 was paid in two increments of $100,000 each in December 2020 and in February of 2021.

(4)	Mr. Johnson’s stock compensation consists of an aggregate of 26,955 RSUs valued at $6,469,066, with such valuation being based on the Company’s closing price per share of $240.00 on the grant date of such RSUs. As of December 31, 2021, all of these RSUs are vested. Mr. Johnson’s stock compensation excludes an aggregate of 426 RSUs, with a grant date value of $102,130, due to such RSUs being forfeited due to non-achievement of specific performance milestones.

(5)	Dr. Tucker was appointed Chief Executive Officer on September 16, 2021.

(6)	Bonus for 2021 was paid in February 2022.

(7)	Bonus consists of $100,000 paid in September 2021 and $59,063 attributable to 2021 paid in February 2022.

(8)	Dr. Tucker’s stock compensation consists of an aggregate of 16,375 RSUs, valued at $2,226,992, with such valuation being based on the Company’s closing price per share of $136.00 on the RSU grant date. All of these RSUs are unvested as of December 31, 2021, with no assurances of these RSUs vesting in the future.

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(9)	Mr. Kanubaddi served as Chief Operating Officer from December 30, 2020 through September 30, 2021. Mr. Kanubaddi was appointed President on October 1, 2021.

(10)	Mr. Kanubaddi’s stock compensation consists of an aggregate of 15,790 RSUs, valued at $3,789,523, with such valuation being based on the Company’s closing price per share of $240.00 on the RSU grant date. All of these RSUs are vested.

(11)	Dr. Facchini has served as Chief Innovation Officer since September 16, 2021.

(12)	Salaries and bonus paid in Canadian Dollars and translated to United States Dollars equivalent.

(13)	Bonus consists of $40,390 paid in September 2021 and $29,039 attributable to 2021 paid in February 2022.

(14)	Dr. Facchini’s stock compensation consists of an aggregate of 11,522 RSUs, valued at $1,556,910, with such valuation being based on the Company’s closing price per share of $136.00 on the RSU grant date. All of these RSUs are unvested as of December 31, 2021, with no assurances of these RSUs vesting in the future.

(15)	Dr. Wilkins served as Chief Medical Officer from December 30, 2020 to November 30, 2021.

(16)	Dr. Wilkins’ stock compensation consists of an aggregate of 10,520 RSUs, valued at $1,541,180, with such valuation being based on the Company’s closing price per share of $146.50 on the RSU grant date. 3,507 of these RSUs are vested, with Common Shares to be issued during June 2022. The remaining 7,014 RSUs were unvested and forfeited upon Dr. Wilkins’ resignation.

Narrative Disclosure to Summary Compensation Table

Prior to the completion of our tender offer to purchase all of the outstanding common shares of Jay Pharma Inc. (“Jay Pharma”) on December 30, 2020 (“Offer”), and in connection with the execution of that certain Amalgamation Agreement, dated January 10, 2020, by and among the Company (f/k/a “Ameri”), Jay Pharma, Jay Pharma Merger Sub, Inc., 1236567 B.C. Unlimited Liability Company and Barry Kostiner, as the Company representative, which predates the Tender Agreement related to the Offer (the “Tender Agreement”), Jay Pharma entered into an employment agreement with Mr. Johnson, whereby Mr. Johnson would serve as the Chief Executive Officer and Chairman of the Company upon the completion of the Offer (the “Johnson Employment Agreement”).

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Johnson Employment Agreement

Pursuant to the Johnson Employment Agreement, dated January 10, 2020, Mr. Johnson served in the position of Chief Executive Officer and Chairman of the Company following the completion of the Offer. Mr. Johnson was entitled to a base salary of $250,000 and an annual bonus in the amount of $100,000 (provided, however, that if Mr. Johnson’s position was changed such that he no longer serves as Chief Executive Officer and only serves as Chairman of the Company, he would only be entitled to a base salary of $100,000 beginning with the first day of the month following such change). Mr. Johnson was also eligible to receive annual performance bonuses based on satisfaction of performance criteria/financial results, as determined by the Board of the Company in its sole discretion. Within 30 days after the completion of the Offer, Mr. Johnson was granted an award of restricted stock units (“RSUs”) that represent, in the aggregate, 5% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant. Mr. Johnson was eligible to receive additional equity awards, as determined by the Company in its sole discretion.

Under the terms of the Johnson Employment Agreement, Mr. Johnson’s employment may have been terminated by either the Company or Mr. Johnson at any time and for any reason with 30 days’ advance written notice. Upon termination of Mr. Johnson’s employment, Mr. Johnson would have received (i) his fully earned but unpaid base salary through the date of termination, (ii) any accrued and unpaid time off or similar pay to which Mr. Johnson was entitled as a matter of law or Company policy, (iii) any amounts due to Mr. Johnson under the terms of the benefit plans, and (iv) any unreimbursed expenses properly incurred prior to the date of termination (the “Johnson Accrued Obligations”).

If the Company terminated Mr. Johnson’s employment for cause or Mr. Johnson resigns without good reason (as defined below), the Company, at its sole discretion, may have shortened the notice period and determine the date of termination without any obligation to pay any additional compensation other than the Johnson Accrued Obligations and without triggering a termination of Mr. Johnson’s employment without cause. If the Company terminated Mr. Johnson’s employment without cause or Mr. Johnson resigned for good reason at any time, Mr. Johnson would have been entitled to the following severance payments and benefits: (i) his full annual base salary less applicable deductions and withholdings; plus (ii) any earned but unpaid annual bonus and performance bonus, if any, for the year of the termination.

The Johnson Employment Agreement also contained certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Johnson.

As of December 31, 2021, Mr. Johnson has been awarded an aggregate of 26,955 RSUs, all of which are vested. Mr. Johnson will be eligible to convert these vested RSUs into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Tucker Employment Agreement

On May 24, 2021, Dr. Joseph Tucker entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he will become the Company’s Chief Executive Officer, effective as of the September 16, 2021 closing date of the Amalgamation (the “Tucker Effective Date”).

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Pursuant to the Tucker Employment Agreement, Dr. Tucker receives a base salary of $350,000 annually (“Tucker Base Salary”). Dr. Tucker also received, upon entering into the Tucker Employment Agreement, a one-time signing bonus of $100,000 and 1,375 RSUs, of which half are subject to time-based vesting and the other half subject to performance-based vesting. Pursuant to the Tucker Employment Agreement, upon entering into the agreement, Dr. Tucker also received an initial equity compensation received grant of 15,000 RSUs, of which half are subject to time-based vesting and the other half subject to performance-based vesting. The RSUs are subject to the terms and conditions of the Company’s Incentive Plan. The Tucker time-based RSUs vest in quarters on each of the first four anniversaries of the Tucker Effective Date, and the Tucker performance-based RSUs shall vest based on the achievement of performance milestones established by the Company.

Beginning in calendar year 2022, Dr. Tucker became eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Company’s Board.

The Tucker Employment Agreement will remain in effect until terminated by either party, unless the Company or Dr. Tucker delivers advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without cause or by Dr. Tucker for good reason, then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2021, Dr. Tucker has been awarded an aggregate of 16,375 RSUs, with all being unvested. Vesting conditions include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels, termination of the employee without cause, resignation of the employee for good cause or change in control and there can be no assurances of any of these vesting conditions being achieved and accordingly no assurances of any of these RSUs vesting. Furthermore, in the event that any or all of these RSUs do vest, Dr. Tucker will be eligible to convert any vested RSUs into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company or in the event of a change in control and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

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Kanubaddi Employment Agreement

Prior to the completion of the Offer, and contingent and effective upon the completion of the Offer, the Company entered into an employment agreement with Mr. Kanubaddi (the “Kanubaddi Employment Agreement”). Pursuant to the Kanubaddi Employment Agreement, dated December 2, 2020, Mr. Kanubaddi serves in the position of Chief Operating Officer. Mr. Kanubaddi is entitled to a base salary of $295,000 and a closing bonus in the amount of $60,000. Mr. Kanubaddi is also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. Within 30 days after the completion of the Offer, Mr. Kanubaddi was granted an award of restricted stock units that represent, in the aggregate, 3% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant. Mr. Kanubaddi is also eligible to receive additional equity awards, as determined by the Company in its sole discretion.

Under the terms of the Kanubaddi Employment Agreement, Mr. Kanubaddi’s employment may be terminated by either the Company or Mr. Kanubaddi at any time and for any reason with 30 days’ advance written notice. Upon termination of Mr. Kanubaddi’s employment, Mr. Kanubaddi will receive (i) his fully earned but unpaid base salary through the date of termination, (ii) any accrued and unpaid time off or similar pay to which Mr. Kanubaddi is entitled as a matter of law or Company policy, (iii) any amounts due to Mr. Kanubaddi under the terms of the benefit plans, and (iv) any unreimbursed expenses properly incurred prior to the date of termination (the “Kanubaddi Accrued Obligations”).

If the Company terminates Mr. Kanubaddi’s employment for cause or Mr. Kanubaddi resigns without good reason (as defined below), the Company, at its sole discretion, may shorten the notice period and determine the date of termination without any obligation to pay any additional compensation other than the Kanubaddi Accrued Obligations and without triggering a termination of Mr. Kanubaddi’s employment without cause. If the Company terminates Mr. Kanubaddi’s employment without cause or Mr. Kanubaddi resigns for good reason at any time, Mr. Kanubaddi is entitled to the following severance payments and benefits: (i) his full annual base salary less applicable deductions and withholdings; plus (ii) any earned but unpaid performance bonus, if any, for the year of the termination.

The Kanubaddi Employment Agreement also contains certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Kanubaddi.

As of December 31, 2021, Mr. Kanubaddi has been awarded an aggregate of 15,790 RSUs, all of which are vested. Mr. Kanubaddi will be eligible to convert these vested RSUs into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

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Facchini Employment Agreement

On May 24, 2021, Dr. Peter Facchini entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to he serves as the Company’s Chief Innovation Officer, effective as of the September 16, 2021 closing date of the Amalgamation (the “Facchini Effective Date”).

Pursuant to the Facchini Employment Agreement, as of the Facchini Effective Date, Dr. Facchini has received a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini also received a one-time signing bonus of C$50,000 and up to 2,600 RSUs, based on the price of the Company’s shares at the Facchini Effective Date. Half of any such RSUs are subject to time-based vesting, and the remaining half of any such RSUs are subject to performance-based vesting. Beginning in calendar year 2022, Dr. Facchini became eligible to receive annual performance bonuses of up to 50% of the Facchini Base Salary, as determined from time to time by the Board. Additionally, Dr. Facchini received 10,500 RSUs as equity compensation. 5,250 of such RSUs are subject to time-based vesting, and the remaining 5,250 of such RSUs are subject to performance-based vesting. The RSUs are subject to the terms and conditions of the Company’s Incentive Plan. The RSUs are subject to time-based vesting and shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date, and the RSUs shall vest based on the achievement of performance milestones established by the Company.

The Facchini Employment Agreement will remain in effect until terminated by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without cause or by Dr. Facchini for good reason, then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2021, Dr. Facchini has been awarded an aggregate of 11,522 RSUs, with all being unvested. Vesting conditions include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels, termination of the employee without cause, resignation of the employee for good cause or change in control and there can be no assurances of any of these vesting conditions being achieved and accordingly no assurances of any of these RSUs vesting. Furthermore, in the event that any or all of these RSUs do vest, Dr. Facchini will be eligible to convert any vested RSUs into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

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Wilkins Employment Agreement

On December 22, 2020, Dr. Robert Wilkins entered into an employment agreement (the “Wilkins Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Medical Officer, effective as of the December 30, 2020 (the “Wilkins Effective Date”). Dr. Wilkins resigned from his position with the Company on November 30, 2021.

Pursuant to the Wilkins Employment Agreement, Dr. Wilkins served in the position of Chief Medical Officer of the Company. Dr. Wilkins received a base annual salary of $185,000. Dr. Wilkins was also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. The Wilkins Employment Agreement provided for the awarding of 10,520 RSUs to Dr. Wilkins, with 3,507 of such RSUs being immediately vested and 7,014 RSUs vesting upon the achievement of specific volume weighted average prices being achieved by the Company’s Common Stock during specified measurement periods. Dr. Wilkins was also eligible to receive additional equity awards, as determined by the Company in its sole discretion.

The Wilkins Employment Agreement also contains certain standard non-solicitation, non-disparagement and confidentiality requirements for Dr. Wilkins.

Dr. Wilkins resigned from his position with the Company on November 30, 2021. As of the date of his resignation, Dr. Wilkins had been awarded an aggregate of 10,520 RSUs, with 3,507 of such RSUs being vested and 7,014 of such RSUs being unvested, forfeited and cancelled. Dr. Wilkins will be eligible to convert these vested RSUs into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to the date of his resignation, provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Independent Contractor Agreement with David Johnson

Jay Pharma entered into an independent contractor agreement with Mr. Johnson on January 2, 2020. Pursuant to the agreement, Mr. Johnson provided certain consulting services in connection with the Offer beginning on January 1, 2020 through the completion of the Offer. Mr. Johnson was entitled to (i) $15,000 per month, and (ii) $100,000 on the closing date. The agreement was terminable by Jay Pharma and Mr. Johnson for any reason upon 30 days’ written notice.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2021

		Option Awards			Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
David Johnson		-	-	-	-		-
Dr. Joseph Tucker	9/16/2021	3,987	94.00	4/5/2026
	10/13/2021				16,375	(2)	$761,391
Avani Kanubaddi		-	-	-	-		-
Dr. Peter Facchini	9/16/2021	1,993	94.00	4/5/2026
	10/13/2021				11,522	(3)	$535,727
Dr. Robert Wilkins		-	-	-	-		-

(1)	Vested restricted stock units are eligible for conversion into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either the employee’s termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Potential Payments Upon Termination of Employment or Change in Control

None of our named executive officers has a contract in place for change in control payments.

The employment agreements of Mr. David Johnson, Dr. Joseph Tucker, Mr. Avani Kanubaddi, and Dr. Peter Facchini include provisions for severance pay equal to twelve months of salary upon termination by the Company without cause, as defined in the employment agreements or termination by the employee for good reason, as defined in the employment agreements.

Each of our named executive officers have also been granted RSUs which are currently either fully vested or contain conditions providing for vesting upon change of control. Vested RSUs are eligible for conversion to an equivalent number of shares of Common Stock upon termination of the employee by either the Company without cause, termination by the employee for good reason or an event of change of control, and provided the Company’s compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuances.

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Incentive Plans

Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan

Purpose. The purpose of the Incentive Plan is to enable us to remain competitive and innovative and aid our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The Incentive Plan provides flexibility to the Company with regard to its compensation methods in order to adapt the compensation of its key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Incentive Plan was adopted on December 31, 2020 pursuant to the Tender Agreement and was effective as of December 31, 2020 (the “Incentive Plan Effective Date”). The Incentive Plan will terminate on the tenth anniversary of the Incentive Plan Effective Date, unless sooner terminated by our Board. No award may be made under the Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, as of January 1, 2022, the total number of shares of the Company’s common stock that were reserved and able to be issued pursuant to awards under the Incentive Plan was 53,918 shares. On May 3, 2022, our Board adopted the First Amendment (the “Plan Amendment”) to Incentive Plan to (i) increase the aggregate number of shares available for the grant of awards by 146,083 shares to a total of 200,000 shares, and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock (defined below) to any person or entity, to the extent necessary so that the number of shares of the Company’s Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 200,000 shares, and (y) 15% of the total number of shares of the Company’s Common Stock outstanding as of such issuance date. The Plan Amendment was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on July 14, 2022.

Administration. The Incentive Plan shall be administered by the Board or such committee of the Board as it designated by it to administer the Incentive Plan (the “Committee”). At any time that there is no Committee to administer the Plan, any reference to the Committee is a reference to the board of directors of the Company. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Incentive Plan; establish and revise rules and regulations relating to the Incentive Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Incentive Plan. The Committee may delegate certain of its duties to one or more officers of the Company as provided in the Incentive Plan.

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Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to its successful performance, are eligible to participate in the Incentive Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten (10) years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five (5) years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of Company common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of Company common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten (10) years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

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Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Company common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, units, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under GAAP, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in notes thereto, or the Compensation Discussion and Analysis section of the Company’s Annual Report on Form 10-K.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

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The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of Company common stock, other securities or other property), recapitalization, stock split, reverse stock split (including the proposed Reverse Stock Split, to the extent it is implemented after the Annual Meeting), rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the Incentive Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Incentive Plan without the consent of the affected participant.

Equity Compensation Plan Information

The following table provides information regarding the weighted-average exercise price of options issued by the Company as of December 31, 2021. Such issuances were approved by the Board outside of an equity compensation plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (3)	Number of securities remaining for issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	121,883	(2)	$172.50	-	(4)
Equity compensation plans not approved by security holders	1,870		$111.50	-
Total	123,753		$133.00	-

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(1)	Consists of the Incentive Plan.
(2)

Represents 2,482 shares of Common Stock to be issued pursuant to the exercise of outstanding options, 642 shares of Common Stock to be issued pursuant to vested restricted stock awards, 1,031 shares of Common stock to be issued pursuant to unvested restricted stock awards, 55,717 vested restricted stock units representing 55,717 shares of Common Stock, 62,013 unvested restricted stock units representing 62,013 shares of Common Stock. There can be no assurances of the achievement of vesting conditions related to those unvested restricted stock awards and unvested restrict stock units.

(3)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of common stock subject to outstanding restricted stock awards and outstanding restricted stock units.
(4)

As of the end of the fiscal year ended December 31, 2021, there were 117,729 shares of common stock underlying outstanding restricted stock units, of which (i) 55,717 shares are underlying vested restricted stock units and issuable, subject to certain conditions for settlement, which include termination of employment or the event of a change in control, and of which 5,953 shares could not be issued until Incentive Plan, which as of that date had no shares available for issuance and was short of shares to cover all of the outstanding restricted stock units, was amended to increase the number of shares authorized for issuance of awards under the Incentive Plan upon approval by our stockholders and (ii) 62,013 shares are issuable upon the vesting of such restricted stock units, subject to achievement of vesting conditions, either termination of employment with the Company, or a change in control, and is further subject to the increase in the number of shares authorized for issuance of awards under the Incentive Plan upon approval by our stockholders.

Director Compensation

The following table presents the total compensation for each person who served as a member of our Board during the fiscal year ended December 31, 2021. Other than set forth in the table and described more below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in 2021.

Name	Fees earned or paid in cash ($)	Equity awards ($)		Total ($)
George Kegler	38,500	76,594	(1)	115,094
Sol Mayer	34,250	76,594	(2)	110,844
Marcus Schabacker	37,000	76,594	(3)	113,594
Douglas Lind	24,000	32,432	(4)	56,432
Bradley Thompson*	8,958	25,000	(5)	33,958

*Resigned from the board of directors effective May 3, 2022.

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(1)	Consists of RSA’s equivalent to 320 shares of Common Stock, valued at $240.00 per share (the closing price per share on the date of the award). As of December 31, 2021, George Kegler had outstanding 320 RSA’s.
(2)	Consists of RSA’s equivalent to 320 shares of Common Stock, valued at $240.00 per share (the closing price per share on the date of the award). As of December 31, 2021, Sol Mayer had outstanding 320 RSA’s.
(3)	Consists of RSA’s equivalent to 320 shares of Common Stock, valued at $240.00 per share (the closing price per share on the date of the award). As of December 31, 2021, Marcus Schabacker had outstanding 320 RSA’s.
(4)	Consists of RSA’s equivalent to 182 shares of Common Stock, valued at $179.00 per share (the closing price per share on the date of the award). As of December 31, 2021, Douglas Lind had outstanding 182 RSA’s.
(5)	Consists of RSA’s equivalent to 260 shares of Common Stock, valued at $96.50 per share (the closing price per share on the date of the award). As of December 31, 2021, Bradley Thompson had outstanding 260 RSA’s.

Related Person Transactions and
Section 16(a) Beneficial Ownership Reporting Compliance

Described below are transactions occurring since January 1, 2021 and any currently proposed transactions to which the Company was a party and in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000, or (ii) 1% of the average of the Company’s total assets at December 31, 2020 and December 30, 2021; and
●	a director, executive officer, holder of more than 5% of the Company’s outstanding capital stock, or any member of such person’s immediate family had or will have a direct or indirect material interest, excluding compensation arrangements described above.

Amalgamation Agreement with MagicMed Industries Inc.

On May 24, 2021, the Company entered into an Amalgamation Agreement (the “Amalgamation Agreement”) with 1306432 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“HoldCo”), 1306436 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of HoldCo (“Purchaser”), and MagicMed Industries Inc., a corporation existing under the laws of the Province of British Columbia (“MagicMed”), pursuant to which, among other things, the Company, indirectly through Purchaser, acquired all of the outstanding securities of MagicMed in exchange for securities of the Company by way of an amalgamation under the British Columbia Business Corporations Act, upon the terms and conditions set forth in the Amalgamation Agreement, such that, upon completion of the Amalgamation (as defined herein), the amalgamated corporation (“Amalco”) will be an indirect wholly-owned subsidiary of the Company. The Amalgamation was completed on September 16, 2021.

MagicMed shareholders on the date of Amalgamation Agreement included Joseph Tucker, Peter Facchini and Jillian Hagel, all of whom became employees of the Company as of the September 16, 2021 completion of the Amalgamation. At the time of and prior to entering into the Amalgamation Agreement, MagicMed, Joseph Tucker, Peter Facchini and Jillian Hagel were not related parties of the Company.

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Employment and Consulting Agreements

Independent Contractor Agreement with Barry Kostiner

Jay Pharma and Barry Kostiner entered into an independent contractor agreement on January 10, 2020 (the “January Agreement”). Pursuant to the January Agreement, Mr. Kostiner agreed to provide consulting services to Jay Pharma effective December 1, 2019. The January Agreement was terminated effective April 30, 2020. Mr. Kostiner earned $10,000 per month over the term of the January Agreement.

Agreements with Tikkun

Assignment and Assumption Agreements

On January 10, 2020, Jay Pharma entered into two assignment and assumption agreements, pursuant to which, upon the satisfaction of all closing conditions to the Offer, affiliates of Tikkun would assign to Jay Pharma all of such affiliates’ in-licensed and developed rights based on certain Amended and Restated Sublicense Agreements, effective January 12, 2018, pursuant to which Jay Pharma entered into two in-licensing U.S. and rest of world rights to the limited pharmaceutical business (including cancer) from TOP and TOCI, respectively, each as amended by a First Amendment entered January 10, 2020, with:

(i) TOP and Tikkun regarding all of Tikkun’s (i) in-licensed rights and obligations to commercialize pharmaceutical products related to GVHD under the relevant Sublicense in the U.S. and (ii) certain skincare business and all of Tikkun’s rights related thereto as of the January 10, 2020 effective date. Jay Pharma agreed to issue 8,288,006 common shares of Jay Pharma to Tikkun in exchange for these rights; and

(ii) TOCI and Tikkun regarding all of Tikkun’s in-licensed rights and obligations to commercialize pharmaceutical products related to GVHD under the relevant sublicense anywhere in the world outside the U.S. Jay Pharma agreed to issue 2,072,001 common shares of Jay Pharma to Tikkun in exchange for these rights.

On August 12, 2020, Jay Pharma and the applicable Tikkun affiliates entered into the First Amendment to the Tikkun Agreements, pursuant to which all references to the Original Amalgamation Agreement and the amalgamation were revised to be references to the Tender Agreement and the Offer, as applicable.

On October 2, 2020, Jay Pharma and the applicable Tikkun affiliates entered into the Second Amendment to the Tikkun Agreements, pursuant to which the effective date of the transactions was revised to occur as of October 2, 2020.

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License Agreement

Jay Pharma, TO LLC and TOH entered into a license agreement dated on January 10, 2020, pursuant to which Jay Pharma would acquire certain in-licensed and owned intellectual property rights related to the cannabis products in the United States (presently excluding the state of New York) from TO LLC and TOH, each of which is an affiliate of TO Holdings, in exchange for royalty payments of (i) four percent (4.0%) of net sales of OTC cancer products made via consumer channels; (ii) five percent (5.0%) of net sales of beauty products made via consumer channels; and (iii) three percent (3.0%) of net sales of OTC cancer products made via professional channels, along with a minimum net royalty payment starting in January 1, 2022 and progressively increasing up to a cap of $400,000 maximum each year for the first 10 years, then $600,000 maximum each year for the next 5 years, and an annual maximum cap of $750,000 each year thereafter during the term of the agreement. The licensed intellectual property rights relate to beauty products and OTC cancer products, and branding rights related thereto. The beauty products include any topical or transdermal cannabis-containing or cannabis-derived (including hemp-based) skin care or body care beauty products, and the OTC cancer products means any cancer-related products, in each case excluding those regulated as a drug, medicine, or controlled substance by the FDA or any other relevant governmental authority, such as the USDA.

On August 12, 2020, Jay Pharma, TO LLC and TOH entered into the First Amendment to the License Agreement, pursuant to which all references to the Original Amalgamation Agreement and the amalgamation were revised to be references to the Tender Agreement and the Offer, as applicable.

On October 2, 2020, Jay Pharma, TO LLC and TOH entered into the Second Amendment to the License Agreement, pursuant to which the effective date of the transactions was revised to occur as of October 2, 2020.

Agreements with Alpha

Alpha Bridge Loan

At the signing of the Original Amalgamation Agreement, Jay Pharma issued the Original Note to Alpha, dated as of January 10, 2020, pursuant to which Alpha loaned $1,500,000 to Jay Pharma in connection with, and as a condition to, the Original Amalgamation Agreement. The Original Note was amended on June 23, 2020 (as discussed further below) to reflect an additional investment of $500,000, resulting in a total principal amount of $2,000,000 (the “Second Note Amendment”). The Original Note was further amended on August 12, 2020 (as discussed further below), to account for the termination of the Original Amalgamation Agreement and the change in the structure of the transaction from an amalgamation to a stock-for-stock exchange offer (the “Third Note Amendment”). The terms described in the following paragraphs reflect the terms of the Original Note as amended by the Second Note Amendment and the Third Note Amendment. The Note was secured, pursuant to the Security Agreement, by all of the assets of Jay Pharma. The Note carried an annual interest rate of 7%, calculated daily.

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Upon the closing of the Offer, the Note was converted into the right to receive 2,473,848 common shares of Jay Pharma and warrants to purchase 2,333,970 common shares of Jay Pharma at an exercise price of $1.03 per share immediately prior to the Offer. In connection with the Offer, such common shares and warrants of Jay Pharma acquired by Alpha upon conversion of the Note were converted into the right to receive (i) 547,278 shares of Series B Preferred Stock that are convertible into up to 10,946 shares of Common Stock, after giving effect to a one-for-four reverse stock split (the “2020 Reverse Stock Split”) and the subsequent 1-for-50 Reverse Stock Split (together, the “Reverse Stock Splits”), and (ii) warrants to purchase up to 10,327 shares of Common Stock at an exercise price of $232.00 per share, after giving effect to the 2020 Reverse Stock Split,

Jay Pharma was obligated by certain covenants set forth in the Note, including, but not limited to, the obligation (i) to provide certain financial information, (ii) to use the proceeds in a specifically agreed to manner, (iii) to not incur any new indebtedness other than as allowed under the terms of the Note, (iv) to not enter into any business, except those in which Jay Pharma is already engaged or that are reasonably related thereto, (v) to not make any distributions to its shareholders or creditors, (vi) to not make any changes to its capital structure, authorize or issue any equity interest of Jay Pharma, and (vii) to not take or suffer any act not permitted under the Tender Agreement.

Events of default under the Note included, but were not limited to, (i) breaches of representations and warranties made by Jay Pharma, in the Note or the Security Agreement, (ii) breaches of covenants made by Jay Pharma, (iii) bankruptcy and insolvency of Jay Pharma, and (iv) the failure to consummate the Offer by a certain date.

The Note and the Security Agreement also provided certain customary representations and warranties of Jay Pharma. If the Tender Agreement had been terminated without Alpha’s prior written consent and without meeting certain other conditions in the Tender Agreement, Jay Pharma would have been required to repay the entire outstanding principal balance of the Note plus all accrued and unpaid interest thereon and any other sums payable to Alpha directly in connection with the Note.

First Note Amendment

On May 6, 2020, Jay Pharma and Alpha entered into the First Note Amendment. The First Note Amendment revised the maturity date of the Note. Prior to the First Note Amendment, the maturity date of the Note was the earlier of (i) July 6, 2020 and (ii) an event of default that accelerates the maturity of the Note. Following the First Note Amendment, the maturity date of the Note was revised to be the earlier of (i) September 30, 2020 and (ii) an event of default that accelerates the maturity of the Note. The First Note Amendment also revised the event of default regarding a failure of the amalgamation to be consummated by March 31, 2020 to extend such date to September 30, 2020.

Second Note Amendment

On June 23, 2020, Jay Pharma and Alpha entered into the Second Note Amendment. The Second Note Amendment revised the principal amount of the Note from $1,500,000 to $2,000,000, which was deemed advanced as the of date of the Second Note Amendment. The rights and securities granted to Alpha under the terms of the Note were extended to the additional $500,000 advance contemplated by the Second Note Amendment pursuant to the terms of the Second Note Amendment.

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Third Note Amendment

On August 12, 2020, Jay Pharma and Alpha entered into the Third Note Amendment. The Third Note Amendment extended the maturity date to be the earlier of (a) January 1, 2021 and (b) an event of default that accelerates the maturity of the Note. The Third Note Amendment also revised the Note to account for the change in structure from an amalgamation to a stock-for-stock exchange offer. As a result, references to the Original Amalgamation Agreement and the amalgamation were revised to be references to the Tender Agreement and the Offer. The Third Note Amendment also revised the event of default regarding a failure of the amalgamation to be consummation by March 31, 2020 to be an event of default if the Offer was not completed by January 1, 2021.

Series B Warrants

Upon the completion of the Offer, the Company provided Alpha with the Series B Warrants to purchase the number of pre-2020 Reverse Stock Split shares of common stock of the Company equal to the product of (i) 8,100,000 and (ii) the Exchange Ratio of 0.8849 at an exercise price of $0.01 to Alpha, as set forth in, and pursuant to the terms of, the Series B Common Stock Purchase Warrant. The Series B Warrants had a five-year term beginning on the 90th day after the later of the last day of the lock-up/leak-out period. If Alpha chooses to exercise the Series B Warrants, Alpha may elect, at its own option, to exercise the Series B Warrants on a cashless basis. Alpha may not exercise the Series B Warrants to the extent such exercise would result in Alpha and its affiliates owning more than 9.99% of the Company. The number of shares issuable under the terms of the Series B Common Stock Purchase Warrant are adjustable for stock dividends and splits. Additionally, Alpha shall have the right to participate in subsequent rights offerings or pro rata distributions with respect to the equity of the Company or any fundamental transaction involving the Company as more fully described in the Series B Common Stock Purchase Warrant.

Alpha Investment

At the signing of the Original Amalgamation Agreement, Alpha entered into the Original Alpha Securities Purchase Agreement, pursuant to which Alpha agreed, subject to the terms and conditions thereof, to purchase common shares of Jay Pharma and Jay Pharma Series A Warrants to purchase Jay Pharma’s common shares for an aggregate total purchase price of $3,500,000. The Alpha Securities Purchase Agreement was amended on August 12, 2020 (as discussed further below), to account for the termination of the Original Amalgamation Agreement and the change in the structure of the transaction from an amalgamation to a stock-for-stock exchange offer (the “Third Alpha SPA Amendment”). The terms described in the following paragraphs reflect the terms of the Alpha Securities Purchase Agreement as amended by the Third Alpha SPA Amendment.

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The closing of the Alpha Investment is conditioned upon the satisfaction or waiver of the conditions set forth in the Tender Agreement. The obligations of Alpha under the Alpha Securities Purchase Agreement in connection with the closing of the Alpha Investment are also subject to the condition that, from the date of the Alpha Securities Purchase Agreement to the date of closing of the Alpha Investment, trading in Ameri’s common stock shall not have been suspended by the SEC or Nasdaq, and, at any time prior to the closing date of the Alpha Investment, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities.

The Alpha Securities Purchase Agreement provides certain customary covenants, conditions, representations and warranties, and other agreements by and between Jay Pharma and Alpha. In addition, Jay Pharma has agreed to use commercially reasonable efforts to complete the Offer, and as a condition to closing of the Offer, to cause Ameri to assume all of Jay Pharma’s obligations under the warrants and the Securities Purchase Agreement.

Pursuant to the terms of the Alpha Securities Purchase Agreement, from the closing date of the Offer until 120 days thereafter, Jay Pharma agreed to not permit or allow Ameri or any of its subsidiaries to issue, enter into agreement to issue, or announce the issuance or proposed issuance of any shares of Ameri common stock. Additionally, for a period of 18 months following the closing date of the Offer, Ameri is prohibited from effecting or entering into an agreement to effect any issuance by Ameri or any of its subsidiaries of their respective common stock or common stock equivalent involving a variable rate transaction. A “variable rate transaction” means a transaction in which Ameri (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of Ameri or the market for the common stock, or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby Ameri may issue securities at a future determined price. Additionally, from the closing date of the Offer until such time as Alpha holds less than one-fifth of the shares issued in connection with the Alpha Investment, Alpha will hold certain anti-dilution rights outlined in the Alpha Securities Purchase Agreement.

Upon the closing of the Alpha Investment under the Alpha Securities Purchase Agreement immediately prior to the Offer, Alpha received approximately 3,500,954 common shares of Jay Pharma and Jay Pharma Series A Warrants to purchase 3,500,954 common shares of Jay Pharma at an exercise price of $1.03 per common share (the “Alpha Investment Securities”). In connection with the Offer, such common shares and warrants of Jay Pharma acquired by Alpha in the Alpha Investment were converted into, as applicable, the right to receive (i) 774,499 shares of Series B Preferred Stock that are convertible into up to 15,490 shares of Common Stock, after giving effect to the Reverse Stock Splits, and (ii) warrants to purchase up to 15,490 shares of Common Stock at an exercise price of $232.00 per share, after giving effect to the Reverse Stock Splits. The Company warrants will be immediately exercisable and will expire on the fifth anniversary of the original issuance date. The exercise price and number of shares of Company common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Company common stock and the exercise price. The Series B Preferred Stock of the Company and the warrants to purchase Company common stock to be issued to Alpha are convertible or exercisable, as applicable, subject to a 9.99% beneficial ownership blocker.

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First Amendment to Alpha Securities Purchase Agreement

On June 23, 2020, Jay Pharma and Alpha entered into the Second Note Amendment. The Second Note Amendment also amended the Alpha Securities Purchase Agreement to reduce the amount of the investment in Jay Pharma’s common shares and Jay Pharma Series A Warrants from $3,500,000 to $3,000,000.

Second Amendment to Alpha Securities Purchase Agreement

On August 12, 2020, Jay Pharma and Alpha entered into a second amendment to the Alpha Securities Purchase Agreement (the “Second Alpha SPA Amendment”). The Second Alpha SPA Amendment revised the formula regarding the securities to be issued to Alpha in connection with the closing of the amalgamation to match the formula set forth in the Original Amalgamation Agreement. Additionally, the Second Alpha SPA amended the termination rights under the Alpha Securities Purchase Agreement to extend the termination date from July 7, 2020 to September 30, 2020.

Third Amendment to Alpha Securities Purchase Agreement

On August 12, 2020, Jay Pharma and Alpha entered into a third amendment to the Alpha Securities Purchase Agreement (the “Third Alpha SPA Amendment”). The Third Alpha SPA Amendment revised the references to the Original Amalgamation Agreement and amalgamation to be references to the Tender Agreement and the Offer, as applicable, in order to account for the change in transaction structure from an amalgamation to a stock-for-stock exchange offer. Additionally, the Third Alpha SPA Amendment amended the termination rights under the Alpha Securities Purchase Agreement to extend the termination date from September 30, 2020 to January 1, 2021.

Company Warrants

As noted above, in connection with conversion of the Note and the closing of the Alpha Investment, which occurred immediately prior to the closing of the Offer, Alpha received warrants to purchase common shares of Jay Pharma. Further, as noted above, in connection with the Offer and pursuant to the terms of the Tender Agreement and the Alpha Exchange Agreement, these warrants were exchanged for Company warrants to purchase pre-2020 Reverse Stock Split shares of Company common stock equal to the number of common shares of Jay Pharma underlying such outstanding Jay Pharma warrants multiplied by the Exchange Ratio, with the exercise price of such converted warrants determined by dividing the exercise price of the Jay Pharma warrant by the Exchange Ratio. The Company warrants will be immediately exercisable and will expire on the fifth anniversary of the original issuance date. The exercise price and number of shares of Company common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting Jay Pharma common stock and the exercise price.

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If, at the time Alpha exercises its Company common stock warrants, a registration statement registering the issuance of the shares of Company common stock underlying the Company common stock warrants under the Securities Act is not then available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, Alpha may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Company common stock determined according to a formula set forth in the Company common stock warrants.

Alpha (together with its affiliates) may not exercise any portion of the Company common stock warrant to the extent that Alpha would own more than 9.99% of the outstanding Company common stock immediately after exercise; provided, however, that upon notice to the Company, Alpha may increase or decrease the beneficial ownership limitation, provided that in no event shall the beneficial ownership limitation exceed 9.99% and any increase in the beneficial ownership limitation will not be effective until 61 days following notice of such increase from Alpha to the Company.

If the Company, at any time while the Company common stock warrant is outstanding, sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Company common stock (or common stock equivalents), at an effective price per share less than the exercise price then in effect, then simultaneously with the consummation (or, if earlier, the announcement) of each such dilutive issuance, the exercise price will be reduced to equal the exercise price then in effect, subject to certain exceptions, which includes issuance of securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and not for the primary purpose of raising capital.

In the event of a fundamental transaction, as described in the common warrants and generally including any reorganization, recapitalization or reclassification of the Company’s common stock, the sale, transfer or other disposition of all or substantially all of Company’s properties or assets, the Company’s consolidation or merger with or into another person, the acquisition of more than 50% of the Company’s outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by the Company’s outstanding common stock, Alpha will be entitled to receive upon exercise of such warrants the kind and amount of securities, cash or other property that Alpha would have received had they exercised the Company’s common stock warrants immediately prior to such fundamental transaction.

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Nominal Share Purchase Agreement

In connection with the Offer, Jay Pharma entered into a series of assignment and assumption agreements with a third party, Tikkun Pharma, Inc. (“Tikkun”), pursuant to which Tikkun assigned to Jay Pharma all of Tikkun’s (i) rights to certain skin care treatment assets and (ii) intellectual property rights to certain formulations for the development of therapeutic candidates for the prevention, management and treatment of graft versus host disease (GVHD) in exchange for an aggregate of 10,360,007 common shares of Jay Pharma, which were issued in October 2020.

Because Alpha required additional shares of the Company, at no or a nominal cost, for Alpha to consummate the Alpha Bridge Loan and the Alpha Investment at the planned valuation, Alpha entered into an agreement with Tikkun pursuant to which, immediately following such assignment, but prior to the Offer, Tikkun sold 7,774,463 of these common shares of Jay Pharma to Alpha for the nominal aggregate purchase price of $10.00 (the “Alpha Nominal Shares”), leaving Tikkun with 2,585,544 common shares of Jay Pharma (the “Tikkun Shares”). In connection with the Offer, the Tikkun Shares were converted into the right to receive 11,440 shares of common stock of the Company, after giving effect to the Reverse Stock Splits and the Alpha Nominal Shares were converted into the right to receive 1,719,906 shares of Series B Preferred Stock of the Company that are convertible into up to 34,399 shares of common stock of the Company after giving effect to the Reverse Stock Splits.

Alpha December Investment

On December 4, 2020, Jay Pharma and Alpha executed a securities purchase agreement whereby Alpha purchased an additional 1,000,000 common shares of Jay Pharma and warrants to purchase 500,000 common shares of Jay Pharma at an exercise price of $0.30 per share for an aggregate purchase price of $300,000 (the “Alpha December Investment”). In connection with the Offer, such shares were exchanged for 4,425 shares of Common Stock, after giving effect to the Reverse Stock Splits, and such warrants were exchanged for warrants to purchase 2,213 shares of common stock of the Company at $68.00 per share after giving effect to the Reverse Stock Splits.

Securities Exchange Agreements

Option Exchange Agreements

Pursuant to the terms of the Tender Agreement, prior to the closing of the Offer, the Company entered into exchange agreements with each of the holders of Jay Pharma options (the “Option Exchange Agreements”). Pursuant to the terms of the Option Exchange Agreements, each outstanding Jay Pharma option was exchanged for Company options to purchase a number of shares of Company common stock equal to the Exchange Ratio on substantially the same terms as those contained in the stock option plan of the Company, and each such Jay Pharma option was cancelled. The exercise price for each share of Company common stock underlying a Company option was equal to the exercise price per share of Jay Pharma common stock under the Jay Pharma option in effect immediately prior to the completion of the Offer, as adjusted to reflect the 2020 Reverse Stock Split and Exchange Ratio and applicable currency exchange ratio. Jay Pharma and Ameri intended that the exchange of all Jay Pharma options for Resulting Issuer options would occur on a rollover basis pursuant to subsection 7(1.4) of the Tax Act and that any relevant adjustments to the exercise price of the Company options would be made to reflect this intention, and that the foregoing treatment of Jay Pharma options was fair and reasonable in light of the circumstances of the transaction.

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Warrant Exchange Agreements

Pursuant to the terms of the Tender Agreement, prior to the closing of the Offer, the Company entered into exchange agreements with the holders of Jay Pharma warrants (the “Warrant Exchange Agreements”). Pursuant to the terms of the Warrant Exchange Agreements, each outstanding Jay Pharma warrant was exchanged for Company warrants to purchase the number of shares of Company common stock equal to the Exchange Ratio on substantially economically equivalent terms and each such Jay Pharma warrant shall be cancelled. The exercise price for each share of Company common stock underlying a Company warrant will be equal to the exercise price per share of Jay Pharma common stock under the Jay Pharma warrant in effect immediately prior to the completion of the Offer, as adjusted to reflect the 2020 Reverse Stock Split and Exchange Ratio and the applicable currency exchange ratio.

Alpha Exchange Agreement

Pursuant to the terms of the Tender Agreement, prior to the closing of the Offer, the Company entered into an exchange agreement with Alpha (the “Alpha Exchange Agreement” and, together with the Option Exchange Agreements and Warrant Exchange Agreements, the “Securities Exchange Agreements”). Pursuant to the terms of the Alpha Exchange Agreement, the Jay Note Securities and the Alpha Investment Securities were exchanged for (i) the number of shares of Series B Preferred Stock convertible into 65,259 shares of Company common stock, (ii) warrants to purchase 25,817 shares of common stock of the Company at $232.00 per share, and (iii) warrants to purchase up to 2,213 shares of common stock of the Company at an exercise price of $68.00 per share, in each case, after giving effect to the Reverse Stock Splits. The Series B Preferred Stock of the Company and the warrants to purchase Company common stock issued to Alpha are convertible or exercisable, as applicable, subject to a 9.99% beneficial ownership blocker.

Relationships with Tikkun and Jay Pharma

Solomon Eisenberg

Solomon Eisenberg was both a board member and shareholder of Tikkun and a board member of Jay Pharma. His role with both companies might have created a conflict of interest in connection with Jay Pharma’s strategic relationship with Tikkun.

Barry Farkas

Barry Farkas was both a board member and shareholder of Tikkun and a board member of Jay Pharma. His role with both companies might have created a conflict of interest in connection with Jay Pharma’s strategic relationship with Tikkun.

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Lorne Gertner

Lorne Gertner was both a board member of Tikkun and a board member of Jay Pharma. His role with both companies might have created a conflict of interest in connection with Jay Pharma’s strategic relationship with Tikkun.

David Stefansky

David Stefansky was both a board member of Tikkun and a board member and an executive officer of Jay Pharma. His role with both companies might have created a conflict of interest in connection with Jay Pharma’s strategic relationship with Tikkun. On May 6, 2020, Mr. Stefansky resigned as an executive officer and director of Jay Pharma.

Abstention

In order to avoid any potential conflicts of interest amongst the Jay Pharma board of directors in light of the transactions described above, on January 7, 2020, each of Solomon Eisenberg and Barry Farkas, both of whom were board members and shareholders of Tikkun, resigned from the Jay Pharma board. In addition, Lorne Gertner, who also served on the board of both Jay Pharma and Tikkun, agreed to abstain from any votes regarding the Original Amalgamation Agreement, the Side Transactions and all matters related to such transactions.

Yaron Conforti Letter Agreement

On January 6, 2020, Yaron Conforti and Jay Pharma entered into a letter agreement pursuant to which Jay Pharma agreed to pay Yaron Conforti a sum of $83,409, which constituted amounts owed to Yaron Conforti by Jay Pharma, with such sum to be paid in the following manner: (a) $10,000 paid in cash upon execution of the Original Amalgamation Agreement with Ameri, (b) $5,000 to be paid in cash upon the closing the transactions contemplated by the Original Amalgamation Agreement, and (c) the remaining $68,409 paid through the issuance of 118,117 shares of common stock of Jay Pharma. In exchange for the payment structured as described above, Yaron Conforti released Jay Pharma from any claims or obligations related to the $83,409 sum. In July 2020, Jay Pharma agreed to adjust the per share price of $0.8849, of the Jay Pharma common shares issued under the previous letter to $0.22. Accordingly, Mr. Conforti was awarded 193,169 additional Jay Pharma common shares pursuant to a letter agreement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

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Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all directors, officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during Fiscal 2021, except for the following reporting persons:

●	One Form 3 was filed late for Mr. Carter Ward with respect to his appointment as Chief Financial Officer.

●	One Form 3 was filed late for Dr. Facchini with respect to his appointment as an officer. One Form 4 was filed late for Dr. Facchini with respect to one transaction.

●	One Form 4 was filed late form Dr. Joseph Tucker with respect to one transaction.

●	One Form 4 was filed late for Mr. Bradley Thompson with respect to one transaction.

●	One Form 3 was filed late for Mr. Douglas Lind with respect to his appointment to the Board. One Form 4 was filed late for Mr. Lind with respect to one transaction.

Several of the late reports were initial reports of ownership related to the new appointees, due to the time delays incurred in obtaining individual SEC EDGAR codes required to make the required filings. None of these cases involved purchase or sale, but rather non-market transactions such as a grant or exercise of stock options.

Proposal 2:
Advisory Vote to Approve Executive Compensation

In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast an advisory vote, commonly referred to as a “say-on-pay” resolution, to approve the compensation of our named executive officers, as disclosed in this proxy statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to named executive officers of Enveric Biosciences, Inc., as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules, including the compensation tables and narrative discussion, is hereby APPROVED.”

As described more fully in the Executive Compensation section of this proxy statement, our named executive officers are compensated in a manner consistent with our pay-for-performance philosophy and corporate governance best practices. Our executive compensation programs for fiscal year 2022 reflect these significant changes to our management team and to our business while promoting our pay-for-performance philosophy and corporate governance best practices.

We believe that our compensation program balances the interests of all of our constituencies — our stockholders, our executive officers, the remainder of our employee base, our business partners and our community — by, among other things, focusing on achievement of corporate objectives, attracting and retaining highly-qualified executive management and maximizing long-term stockholder value. We encourage you to read the compensation tables and narrative discussion related to executive compensation in this proxy statement.

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The vote to approve the compensation of our named executive officers is advisory and, therefore, not binding. Although the vote is non-binding, the Compensation Committee and the Board of Directors value your opinion and will consider the outcome of the vote in establishing its compensation philosophy and making future compensation decisions. Our current policy is to hold such an advisory vote each year, and we expect to hold another advisory vote with respect to approve to executive compensation at the 2023 annual meeting of stockholders.

Vote Required

The affirmative “FOR” vote of a majority of the voting power of the shares present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same practical effect as shares voted against this proposal. Broker non-votes will not have any effect on the outcome of the vote.

Board Recommendation

Our Board recommends that you vote “FOR” the approval of executive compensation.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2021.

The purpose of the Audit Committee is to assist the Company’s board of directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on the Company’s website at www.enveric.com. The Audit Committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.

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The Audit Committee met on four occasions during the year ended December 31, 2021. The Audit Committee met privately in executive session with Friedman LLP (“Friedman”) (which merged with Marcum LLP (“Marcum”) effective September 1, 2022) as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of the Company throughout the year.

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with the Company’s management and Friedman, the Company’s independent registered public accounting firm for 2021. The Audit Committee has also discussed with Friedman the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received and reviewed the written disclosures and the letter from Friedman required by applicable requirements of the PCAOB regarding Friedman’s communications with the Audit Committee concerning independence, and has discussed with Friedman its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s board of directors that the financial statements referred to above be included in the Company’s annual report on Form 10-K.

AUDIT COMMITTEE

George Kegler
Douglas Lind
Bevin O’Neil

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Proposal 3:
Ratification of Appointment of Independent Auditors

The Audit Committee (as defined herein) is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. On June 23, 2021, the Audit Committee approved the engagement of Marcum as the Company’s independent registered public accounting firm. While it is not required to do so, the Audit Committee is submitting to stockholders for ratification the selection of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Notwithstanding ratification of the selection of Marcum to serve as the Company’s independent registered public accounting firm, the Audit Committee will be under no obligation to select Marcum as the Company’s independent registered public accounting firm.

We expect that representatives of Marcum will be present or available via telephone at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accounting Fees

In September 2022, the Board of Directors selected Marcum as its independent accountant to audit the registrant’s financial statements. From June 2021 until September 2022, our independent accountant was Friedman, which merged with Marcum effective September 1, 2022. Since they were retained, there have been (1) no disagreements between us and Marcum on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedures and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Marcum has not issued any reports on our financial statements during the previous two fiscal years that contained any adverse opinion or a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audit of the 2021 financial statements, we entered into an engagement agreement with Marcum which sets forth the terms by which Marcum will performed audit and related professional services for us.

The following table sets forth the aggregate accounting fees paid by us for the year ended December 31, 2021 and the year ended December 31, 2020. The below fees for the year ended December 31, 2021 were paid to Friedman and to Marcum, our previous independent accountant (see “—Changes in the Company’s Certifying Accountant”). The below fees for the year ended December 31, 2020 were paid to Marcum. All non-audit related services in the table were pre-approved and/or ratified by the Audit Committee.

	Year Ended December 31, 2021	Year Ended December 31, 2020
Type of Fees
Audit Fees (1)	$170,025	$15,000
Audit-Related Fees (2)	$10,000	-
Tax Fees (3)	$5,150	$16,000
All Other Fees (4)	$49,935	-
Total	$235,110	$31,000

(1)	Audit Fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements.

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(2)	Audit-Related Fees consists of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.
(4)	All Other Fees consist of fees for other miscellaneous items.

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by our principal accountants be approved in advance by the Audit Committee. Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.

The audit committee has considered the services provided by Marcum as disclosed above in the captions “audit fees” and “all other fees” and has concluded that such services are compatible with the independence of Marcum as our principal accountant.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Changes in the Company’s Certifying Accountant

Selection of Friedman

On June 23, 2021, the Audit Committee approved the dismissal of Marcum, effective as of June 23, 2021, and the engagement of Friedman, effective immediately, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019, and through June 23, 2021, there were no disagreements, as defined in Item 304 of Regulation S-K, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that Marcum concurred with the Company’s assessment of material weaknesses related to the Company’s internal controls over financial reporting.

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In its Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company reported material weaknesses in its internal controls over financial reporting, which constitute reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The material weakness was due to the small size of the Company, and the fact the Company does not maintain sufficient segregation of duties to ensure the processing, review and authorization of all transactions including non-routine transactions. The Audit Committee discussed the subject matter of the reportable events with Marcum and notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal years ended December 31, 2020 and 2019 present fairly, in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

At the time of its dismissal, we provided Marcum with a copy of the above disclosure and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company above. A copy of Marcum’s letter dated June 25, 2021, is attached as Exhibit 16.1 to our Current Report on Form 8-K, as amended, filed with the SEC on June 28, 2021.

During the fiscal years ended December 31, 2019 and December 31, 2020, and through June 23, 2021, neither the Company nor anyone acting on its behalf has consulted with Friedman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Selection of Marcum LLP Following Its Merger with Friedman LLP

Based on information provided by Friedman LLP, effective September 1, 2022, Friedman combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Friedman LLP continued to serve as the Company’s independent registered public accounting firm through September 20, 2022. On September 20, 2022, Friedman was dismissed, and Marcum was engaged to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022, effective immediately. The services previously provided by Friedman will now be provided by Marcum.

The report of Friedman on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2021, and through September 20, 2022, there were no disagreements, as defined in Item 304 of Regulation S-K, with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K

In its Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company reported material weaknesses in its internal controls over financial reporting, which constitute reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The material weakness was due to the small size of the Company, and the fact the Company does not maintain sufficient segregation of duties to ensure the processing, review and authorization of all transactions including non-routine transactions. The Audit Committee discussed the subject matter of the reportable events with Friedman and notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 present fairly, in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

As reported in our Current Report on Form 8-K filed with the SEC on September 23, 2022, we provided Friedman with a copy of the above disclosure at the time of its dismissal, and requested that Friedman furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company above. As of the date of this proxy statement, Marcum has not provided the Company with a letter in response to our disclosures. In the event Marcum provides us with a letter in response to the above disclosures, we will amend the Current Report on Form 8-K filed on September 23, 2022, to include such letter as an exhibit.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through September 20, 2022, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, except pursuant to Marcum’s engagement as the Company’s independent auditor prior to June 23, 2021 and as disclosed above, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K, except pursuant to Marcum’s engagement as the Company’s independent auditor prior to June 23, 2021 and as disclosed above.

Vote Required

The affirmative “FOR” vote of a majority of the voting power of the shares present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same practical effect as shares voted against this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Auditor Ratification Proposal.

56

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) as of September 14, 2022, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

●	each director;

●	each of our named executive officers; and

●	all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of September 14, 2022.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc. 4851 Tamiami Trail N., Suite 200, Naples, FL 34103. As of September 14, 2022, we had 2,078,271 shares of Common Stock outstanding.

57

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
5% Owners
Intracoastal Capital LLC	129,842	(1)	6.23%

Officers and Directors
Joseph Tucker, PhD	31,367	(2)	1.50%
Avani Kanubaddi	15,790	(3)	*
Peter Facchini, PhD	26,609	(4)	1.27%
David Johnson	26,955	(5)	1.28%
George Kegler	320	(6)	*
Douglas Lind, MD	182	(6)	*
Sol Mayer	320	(6)	*
Marcus Schabacker, MD, PhD	320	(6)	*
Bevin O’Neil	-		*
Michael Webb	-		*
Frank Pasqualone	-		*
Robert Wilkins, MD	3,507	(7)	*
All directors and officers as a group of thirteen (13) persons	107,370	(8)	4.97%

* Represents less than 1%

(1)

This information is based on a Schedule 13G filed August 1, 2022 on behalf of (i) Mitchell P. Kopin, an individual who is a citizen of the United States of America (“Mr. Kopin”), (ii) Daniel B. Asher, an individual who is a citizen of the United States of America (“Mr. Asher”) and (iii) Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”). The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604. According to the Schedule 13G, Mr. Kopin, Mr. Asher, and Intracoastal have shared voting power and shared dispositive power with respect to shares of common stock beneficially owned by each.

Includes 125,000 shares of Common Stock and warrants to purchase 4,842 shares of Common Stock. Excludes warrants to purchase 140,158 shares of Common Stock that are not exercisable within 60 days of the Record Date due to blocker provisions limiting Intracoastal’s beneficial holdings to 9.99% of the Company’s outstanding Common Stock.

(2)	Includes 13,823 shares of Common Stock, 3,988 vested options to purchase Common Stock, and warrants to purchase 13,556 shares of Common Stock. Excludes unvested restricted stock units equivalent to 16,374 shares of Common Stock.

(3)	Includes vested restricted stock units equivalent to 15,790 shares of Common Stock. Excludes unvested restricted stock units equivalent to 22,556 shares of Common Stock.

(4)	Includes 12,335 shares of Common Stock, 1,994 vested options to purchase Common Stock, warrants to purchase 12,280 shares of Common Stock. Excludes unvested restricted stock units equivalent to 11,522 shares of Common Stock.

(5)	Includes vested restricted stock units equivalent to 26,955 shares of Common Stock.

(6)	All share amounts consist of Common Stock.

(7)	Includes vested restricted stock units equivalent to 3,507 shares of Common Stock.

(8)	Includes 27,300 shares of Common Stock, vested restricted stock units equivalent to 48,252 shares of Common Stock, vested options to purchase 5,982 shares of Common Stock and warrants to purchase 25,836 shares of Common Stock. Excludes unvested restricted stock units equivalent to 58,952 shares of Common Stock.

58

Other Matters

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting or any adjournment, continuation or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Annual Meeting or any adjournment, continuation or postponements thereof.

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103 no later than May 26, 2023, or, if the date of our 2023 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2023 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2023 Annual meeting of Stockholders.

If you intend to present a proposal at our 2023 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2023 Proxy Statement, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than July 10, 2023 and no later than the close of business on August 9, 2023. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2023 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2022 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the earlier of the date on which a public announcement setting forth the date of such meeting is first made.

Annual Report

We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our 2021 Annual Report. The 2021 Annual Report contains our certified consolidated financial statements for the year ended December 31, 2021.

A copy of our 2021 Annual Report will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103.

59

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Annual Meeting materials, stockholders who share the same address will receive only one copy of the Annual Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Annual Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Eligible stockholders of record receiving multiple copies of the Annual Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Annual Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

Sincerely,

/s/ Joseph Tucker
Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
September 23, 2022

60

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ENVB2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D91013-P80619 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of seven directors, to serve until the Company's 2023 annual meeting of stockholders or until their successors are duly elected and qualified, for which the following are nominees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01) George Kegler
02) Douglas Lind, M.D.
03) Bevin O'Neil
04) Frank Pasqualone
05) Marcus Schabacker, M.D., Ph.D.
06) Joseph Tucker, Ph.D.
07) Michael D. Webb

The Board of Directors recommends you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D91014-P80619

ENVERIC BIOSCIENCES, INC.
Annual Meeting of Stockholders
October 28, 2022 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph Tucker, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enveric Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on October 28, 2022, virtually at www.virtualshareholdermeeting.com/ENVB2022, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in accordance with the discretion of the person designated above with respect to any other business as may properly come before the meeting and any adjournment, continuation or postponement thereof.

Continued and to be signed on reverse side